UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2022

SANUWAVE HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)
Nevada	000-52985	20-1176000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3360 Martin Farm Road, Suite 100
Suwanee, Georgia 30024
(Address of Principal Executive Offices, Including Zip Code)

(770) 419-7525
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-
2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On February 25, 2022, SANUWAVE Health, Inc., a Nevada corporation (the “Company”) entered into a Second Amendment to Note and Warrant Purchase and Security Agreement (the “Amendment”), which amends that certain Note and Warrant Purchase and Security Agreement, dated as of August 6, 2020 (as amended, the “NWPSA”), with the noteholder party thereto and NH Expansion Credit Fund Holdings LP, as agent. The Amendment provides for (i) the sale and purchase of incremental secured notes (the “Notes”) in an aggregate original principal amount of $3,000,000, (ii) the issuance of 20,666,993 shares of Common Stock as advisory shares (the “Advisor Shares”) and (iii) the amendment and restatement of the existing warrant (the “Warrant”) issued to the noteholder party to the NWPSA to permit such warrant to be exercisable for an additional 2.0% of the fully-diluted Common Stock of the Company as of the amendment effective date. The warrant has an exercise price of $0.18 per share and a 10 year term from August 6, 2020.

The principal amount outstanding on the Notes shall accrue interest at the per annum rate applicable to the existing notes issued under the NWPSA, which equals the sum of (A) the greater of (x) the Prime Rate (as defined in the NWPSA) in effect as of each interest payment date, and (y) 3.00%, plus (B) 9.00%. All unpaid principal and accrued interest with respect to the Notes are due and payable in full on September 30, 2025. In addition, interest at a per annum rate equal to 3.00% shall be paid in kind.  The Notes are secured by substantially all of the assets of the Company, SANUWAVE, Inc., a Delaware corporation, and their respective domestic subsidiary guarantors.

The NWPSA contains customary representations, warranties, events of default and covenants, including limitations on incurrences of indebtedness and liens, dispositions, distributions, investments, mergers and a minimum liquidity covenant.

The foregoing descriptions of the NWPSA, the Notes and Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the NWPSA, Notes and Warrant, which are filed hereto as Exhibits 10.1, 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Advisor Shares and Warrant were issued in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Secured Promissory Note issued to NH Expansion Credit Fund Holdings LP, dated February 24, 2022.

4.2	Amended and Restated Warrant issued to NH Expansion Credit Fund Holdings LP, dated February 25, 2022.

10.1	Second Amendment to the Note and Warrant Purchase and Security Agreement, dated February 25, 2022, by and among the Company and NH Expansion Credit Fund Holdings LP.

104	Cover Page Interactive Data File––the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Date: March 2, 2022	By:	/s/ Lisa E. Sundstrom
Lisa E. Sundstrom
Chief Financial Officer